SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

U-Store-It Trust

(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

6745 Engle Road
Suite 300
Cleveland, OH	44130
(Address of principal executive offices)	(Zip Code)

(440) 234-0700

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     On October 27, 2004, we completed our initial public offering. In connection with the completion of the offering, we engaged in a series of transactions pursuant to which we adopted certain organizational documents and entered into certain material agreements, forms of which were previously filed as exhibits to our Registration Statement on Form S-11, and subsequent amendments thereto. Additional information regarding these transactions is set forth in the sections entitled “Management—Employment and Noncompetition Agreements”, “Management—Equity and Benefit Plans”, “Certain Relationships and Related Transactions—Formation Transactions”, “Certain Relationships and Related Transactions—Option Agreement”, “Certain Relationships and Related Transactions—Other Contracts with Affiliates”, “Certain Relationships and Related Transactions—Other Benefits to Related Parties”, “Structure and Formation of Our Company—Formation Transactions”, “Structure and Formation of Our Company—Benefits to Related Parties”, “Structure and Description of Operating Partnership”, “Description of Shares”, “Shares Eligible for Future Sale—Registration Rights” and “Underwriting” in the Prospectus included in the Company’s Registration Statement on Form S-11/A (File No. 333-117848), filed October 20, 2004, which sections are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

     On October 27, 2004, we completed the acquisition of the Metro Storage portfolio from Metro Storage LLC for the purchase price of $184.0 million. The portfolio consists of 42 self-storage facilities located in five states, Illinois, Indiana, Florida, Ohio and Wisconsin. These facilities contain an aggregate of approximately 2.6 million rentable square feet and were 83.6% occupied as of June 30, 2004. In addition to the $184.0 million purchase price, we anticipate an additional $2.2 million will be incurred for renovation and improvements to the acquired properties. We utilized a portion of our initial public offering net proceeds to fund this portfolio transaction.

     The foregoing summary of the Metro Storage acquisition is qualified in its entirety by the full terms and conditions of the Purchase and Sale Agreement, dated as of August 13, 2004, by and between Acquiport/Amsdell I Limited Partnership (which was renamed U-Store-It, L.P. upon the completion of our initial public offering) and Metro Storage LLC, as amended by the Amendment to Purchase and Sale Agreement, dated as of September 8, 2004. For a copy of the Purchase and Sale Agreement and the Amendment thereto, see Exhibits 10.17 and 10.18 to our Registration Statement on Form S-11/A (File No. 333-117848), filed October 20, 2004, which agreements are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On October 27, 2004, concurrently with the closing of our initial public offering, we and our operating partnership entered into a three-year, $150 million secured revolving credit facility with Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as joint advisors, joint lead arrangers and joint bookrunners, Wachovia Capital Markets, LLC, as syndication agent, SunTrust Bank and LaSalle Bank National Association, as co-documentation agents and Lehman Commercial Paper Inc., as administrative agent. The facility is scheduled to mature on October 27, 2007, with the option for a one-year extended maturity date of October 27, 2008. Borrowings under the facility bear interest at a variable rate based upon a base rate or a Eurodollar rate plus, in each case, a spread depending on our leverage ratio. The credit facility is secured by certain of our self-storage facilities and requires that we maintain a minimum “borrowing base” of properties. We intend to use this new credit facility principally to finance the future acquisition and development of self-storage facilities and for general working capital purposes.

     Our ability to borrow under this new credit facility will be subject to our ongoing compliance with the following financial covenants, among others:

•	Maximum total indebtedness to total asset value of 65%;

•	Minimum interest coverage ratio of 2.0:1;

•	Minimum fixed charge coverage ratio of 1.7:1; and

•	Minimum tangible net worth of $400 million.

The revolving credit facility also contains customary restrictions on transfer or encumbrance of the facilities that secure the loan.

     The foregoing description of the revolving credit facility is qualified in its entirety by the full terms and conditions of the Credit Agreement, a copy of which has been filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

     Also on October 27, 2004 and concurrently with the closing of our initial public offering, three of our subsidiaries entered into three separate fixed rate mortgage loans with an aggregate principal amount of approximately $270 million. Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc., served as the lender under two of the mortgage loans and Lehman Brothers Bank, FSB served as the lender under the third loan. The mortgage loans are secured by certain of our self-storage facilities, bear interest at 5.09%, 5.19% and 5.33% and mature in November 2009, May 2010 and January 2011, respectively. These mortgage loans require us to establish reserves relating to the mortgaged facilities for real estate taxes, insurance and capital spending.

     The foregoing description of the fixed rate mortgage loans is qualified in its entirety by the full terms and conditions of the Loan Agreements, copies of which have been filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

     As part of our formation transactions, we used $23.0 million of the net proceeds from our initial public offering to fund the purchase of U-Store-It Mini Warehouse Co., the prior manager of our self-storage facilities, from Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and certain related entities and to repay notes owed by U-Store-It Mini Warehouse Co. to them. For accounting purposes, this acquisition is not considered an acquisition of a “business” for purposes of applying Statement of Financial Accounting Standards No. 141 “Business Combinations”. As a result of this accounting treatment, we expect to record during our first public financial reporting period immediately following the completion of our initial public offering a one-time management contract termination charge of approximately $22.9 million relating to the termination of our management contracts with U-Store-It Mini Warehouse Co.

     Additionally, in connection with our initial public offering we granted deferred shares with an aggregate value of approximately $2.4 million to certain members of management. These shares do not have any vesting or forfeiture requirements and therefore we expect to record the value of the shares issued as a one-time expense in our first public financial reporting period immediately following the completion of our initial public offering, with a corresponding credit to equity.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

     Incorporated by reference to pages F-56 through F-58 of the Prospectus included in our Registration Statement on Form S-11/A, File No. 333-117848, filed October 20, 2004.

(b)	Pro Forma Financial Information.

     Incorporated by reference to pages F-2 through F-17 of the Prospectus included in our Registration Statement on Form S-11/A, File No. 333-117848, filed October 20, 2004.

(c)	The following exhibits are filed as part of this report:

Exhibit No.

1.1	Underwriting Agreement dated as of October 21, 2004 by and among U-Store-It Trust, Acquiport/Amsdell I Limited Partnership and Lehman Brothers Inc.

3.1	Articles of Amendment and Restatement of Declaration of Trust of U-Store-It Trust.

10.1	Second Amended and Restated Agreement of Limited Partnership of U-Store-It, L.P. dated as of October 27, 2004.

10.2	Loan Agreement dated as of October 27, 2004 by and between YSI I LLC and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

10.3	Loan Agreement dated as of October 27, 2004 by and between YSI II LLC and Lehman Brothers Holdings Inc. d/b/a/ Lehman Capital, a division of Lehman Brothers Holdings Inc.

10.4	Loan Agreement dated as of October 27, 2004 by and between YSI III LLC and Lehman Brothers Bank, FSB.

10.5	Credit Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P., the several lenders from time to time parties thereto, Lehman Brothers Inc., Wachovia Capital Markets, LLC, SunTrust Bank, LaSalle Bank National Association and Lehman Commercial Paper Inc.

10.6	2004 Equity Incentive Plan of U-Store-It Trust effective as of October 19, 2004.

10.7	Stock Purchase Agreement dated as of October 27, 2004 by and among U-Store-It Trust, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell, the Robert J. Amsdell Family Irrevocable Trust dated June 4, 1998 and the Loretta Amsdell Family Irrevocable Trust dated June 4, 1998, relating to the purchase of U-Store-It Mini Warehouse Co.

10.8	Marketing and Ancillary Services Agreement dated as of October 27, 2004 by and between U-Store-It Mini Warehouse Co. and Rising Tide Development, LLC.

10.9	Property Management Agreement dated as of October 27, 2004 by and between YSI Management LLC and Rising Tide Development, LLC.

10.10	Option Agreement dated as of October 27, 2004 by and between U-Store-It, L.P. and Rising Tide Development, LLC.

10.11	Registration Rights Agreement dated as of October 27, 2004 by and among U-Store-It Trust, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell, the Robert J. Amsdell Family Irrevocable Trust dated June 4, 1998, the Loretta Amsdell Family Irrevocable Trust dated June 4, 1998, Amsdell Holdings I, Inc., Amsdell and Amsdell and Robert J. Amsdell, Trustee.

10.12	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Robert J. Amsdell.

10.13	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Steven G. Osgood.

10.14	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Barry L. Amsdell.

10.15	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Todd C. Amsdell.

10.16	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Tedd D. Towsley.

10.17	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and John C. Dannemiller.

10.18	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Thomas A Commes.

10.19	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and David J. LaRue.

10.20	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Harold S. Haller.

10.21	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and William M. Diefenderfer III.

10.22	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Robert J. Amsdell.

10.23	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Steven G. Osgood.

10.24	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Todd C. Amsdell.

10.25	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Tedd D. Towsley.

10.26	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Barry L. Amsdell.

10.27	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Robert J. Amsdell.

10.28	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Steven G. Osgood.

10.29	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Todd C. Amsdell.

10.30	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Tedd D. Towsley.

10.31*	Purchase and Sale Agreement dated as of August 13, 2004 by and between Acquiport/Amsdell I Limited Partnership and Metro Storage LLC, filed as Exhibit 10.17 to Amendment No. 1 to the Company’s Registration Statement on Form S-11, File No. 333-117848.

10.32*	Amendment to Purchase and Sale Agreement dated as of September 8, 2004 by and between Acquiport/Amsdell I Limited Partnership and Metro Storage LLC, filed as Exhibit 10.18 to Amendment No. 1 to the Company’s Registration Statement on Form S-11, File No. 333-117848.

23.1	Consent of McGladrey & Pullen, LLP.

* Incorporated herein by reference as above indicated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

Date: November 2, 2004	By:	/s/ Steven G. Osgood

Steven G. Osgood
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

1.1	Underwriting Agreement dated as of October 21, 2004 by and among U-Store-It Trust, Acquiport/Amsdell I Limited Partnership and Lehman Brothers Inc.

3.1	Articles of Amendment and Restatement of Declaration of Trust of U-Store-It Trust.

10.1	Second Amended and Restated Agreement of Limited Partnership of U-Store-It, L.P. dated as of October 27, 2004.

10.2	Loan Agreement dated as of October 27, 2004 by and between YSI I LLC and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

10.3	Loan Agreement dated as of October 27, 2004 by and between YSI II LLC and Lehman Brothers Holdings Inc. d/b/a/ Lehman Capital, a division of Lehman Brothers Holdings Inc.

10.4	Loan Agreement dated as of October 27, 2004 by and between YSI III LLC and Lehman Brothers Bank, FSB.

10.5	Credit Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P., the several lenders from time to time parties thereto, Lehman Brothers Inc., Wachovia Capital Markets, LLC, SunTrust Bank, LaSalle Bank National Association and Lehman Commercial Paper Inc.

10.6	2004 Equity Incentive Plan of U-Store-It Trust effective as of October 19, 2004.

10.7	Stock Purchase Agreement dated as of October 27, 2004 by and among U-Store-It Trust, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell, the Robert J. Amsdell Family Irrevocable Trust dated June 4, 1998 and the Loretta Amsdell Family Irrevocable Trust dated June 4, 1998, relating to the purchase of U-Store-It Mini Warehouse Co.

10.8	Marketing and Ancillary Services Agreement dated as of October 27, 2004 by and between U-Store-It Mini Warehouse Co. and Rising Tide Development, LLC.

10.9	Property Management Agreement dated as of October 27, 2004 by and between YSI Management LLC and Rising Tide Development, LLC.

10.10	Option Agreement dated as of October 27, 2004 by and between U-Store-It, L.P. and Rising Tide Development, LLC.

10.11	Registration Rights Agreement dated as of October 27, 2004 by and among U-Store-It Trust, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell, the Robert J. Amsdell Family Irrevocable Trust dated June 4, 1998, the Loretta Amsdell Family Irrevocable Trust dated June 4, 1998, Amsdell Holdings I, Inc., Amsdell and Amsdell and Robert J. Amsdell, Trustee.

10.12	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Robert J. Amsdell.

10.13	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Steven G. Osgood.

10.14	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Barry L. Amsdell.

10.15	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Todd C. Amsdell.

10.16	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Tedd D. Towsley.

10.17	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and John C. Dannemiller.

10.18	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Thomas A Commes.

10.19	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and David J. LaRue.

10.20	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and Harold S. Haller.

10.21	Indemnification Agreement dated as of October 27, 2004 by and among U-Store-It Trust, U-Store-It, L.P. and William M. Diefenderfer III.

10.22	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Robert J. Amsdell.

10.23	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Steven G. Osgood.

10.24	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Todd C. Amsdell.

10.25	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Tedd D. Towsley.

10.26	Noncompetition Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Barry L. Amsdell.

10.27	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Robert J. Amsdell.

10.28	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Steven G. Osgood.

10.29	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Todd C. Amsdell.

10.30	Employment Agreement dated as of October 27, 2004 by and between U-Store-It Trust and Tedd D. Towsley.

10.31*	Purchase and Sale Agreement dated as of August 13, 2004 by and between Acquiport/Amsdell I Limited Partnership and Metro Storage LLC, filed as Exhibit 10.17 to Amendment No. 1 to the Company’s Registration Statement on Form S-11, File No. 333-117848.

10.32*	Amendment to Purchase and Sale Agreement dated as of September 8, 2004 by and between Acquiport/Amsdell I Limited Partnership and Metro Storage LLC, filed as Exhibit 10.18 to Amendment No. 1 to the Company’s Registration Statement on Form S-11, File No. 333-117848.

23.1	Consent of McGladrey & Pullen, LLP.

* Incorporated herein by reference as above indicated.